Exhibit 99.1

[LOGO] PDI                                                          News Release

                                                  10 Mountanview Road Suite C200
                                            Upper Saddle River, New Jersey 07458
                                                 T: 800.242.7494 F: 201.258.8400
                                                                 www.pdi-inc.com

For more information contact:
Stephen P. Cotugno
Executive Vice President-Corporate Development
PDI, Inc.
201.574.8617

                    PDI REPORTS 3rd QUARTER 2003 EPS OF $0.29

                        Revenue up 33.6% to $86.3 million

    Raises 2003 EPS guidance to $0.90 to $0.95 from $0.75 to $0.80, excluding litigation reserve

Upper Saddle River, New Jersey (Wednesday, November 5, 2003). PDI, Inc. (Nasdaq:PDII) a premier healthcare sales and marketing company, today announced its third quarter 2003 financial results.

Quarterly Results

Net total revenue for the quarter ended September 30, 2003 was $86.3 million, 33.6% more than net total revenue of $64.6 million for the quarter ended September 30, 2002. Operating income was $6.5 million for the quarter ended September 30, 2003 compared to an operating loss of $22.5 million for the quarter ended September 30, 2002. Net income was $4.2 million for the quarter ended September 30, 2003 compared to a net loss of $14.3 million for the quarter ended September 30, 2002. Diluted net income per share for the quarter ended September 30, 2003 was $0.29 versus a net loss per share of $1.02 for the quarter ended September 30, 2002.

Year-to-Date Results

Net total revenue for the nine months ended September 30, 2003 was $225.1 million, 9.8% higher than net total revenue of $205.0 million for the nine months ended September 30, 2002. Operating income was $12.1 million for the nine months ended September 30, 2003 versus an operating loss of $41.9 million for the nine months ended September 30, 2002. Net income was $7.8 million for the nine months ended September 30, 2003 versus a net loss of $25.8 million for the nine months ended September 30, 2002. Diluted net income per share was $0.54 for the nine months ended September 30, 2003 compared to a net loss per share of $1.84 for the nine months ended September 30, 2002. Results for the quarter and nine months ended September 30, 2002 were significantly impacted by a loss on the Evista contract including a reserve recognized in the third quarter of 2002, as well as certain restructuring costs.

Year-to-date operating income and net income per share results, excluding the litigation reserve recorded in the first quarter, are as follows:

                  ---------------------------------------------------------
                                                Nine Months Ended
                                                September 30, 2003
                                       (in thousands except per share data)
                  ---------------------------------------------------------
                                                            **Excluding
                                            As Reported      Litigation
                                                               Reserve
                  ---------------------------------------------------------
                  Net Revenue                 $225,085        $225,085
                  ---------------------------------------------------------
                  Operating income              12,146          12,146
                  ---------------------------------------------------------
                  Special items:
                  ---------------------------------------------------------
                  Litigation reserve                             2,100
                  ---------------------------------------------------------
                  Operating income              12,146          14,246
                  ---------------------------------------------------------
                  Net income                  $  7,772        $  9,039
                  ---------------------------------------------------------
                  Net income per share        $   0.54        $   0.63
                  ---------------------------------------------------------

      ** Adjusted amounts are not in accordance with GAAP, but are presented for analytical purposes.

Charles T. Saldarini, Vice Chairman and CEO, PDI stated, "We are obviously very pleased with our third quarter performance. We had significant increases, both year over year and quarter to quarter, in revenue and earnings based on realizing the impact from the contract sales business we announced earlier in the year as well as our continued focus on controlling costs."

Regarding the 2004 outlook, Mr. Saldarini continued, "We are finalizing our 2004 profit plan and will be providing 2004 EPS guidance during the first or second week of December."

Webcast Conference Call

PDI will conduct a live webcast of its Earnings Release Briefing at 9:00 AM EDT on Thursday, November 6, 2003. The live webcast of the event will be accessible through PDI's website, www.pdi-inc.com and will be archived on the website for future on-demand replay. For those without internet access, the call can be accessed by dialing 1-877-423-4030 within the US and 1-706-634-1929 internationally and asking for the PDI Earnings Release Conference Call. The call will be archived for two weeks and can be accessed by calling 1-800-642-1687 or 1-706-645-9291 and entering the conference ID number 3369650.


Page 2                                                 Structure/Strategy/Vision

About PDI

PDI, a premier healthcare sales and marketing company, provides strategic alternatives to the portfolio challenges of biopharmaceutical and medical device and diagnostics manufacturers. Focusing on two core businesses, sales and marketing services and product commercialization, PDI leverages its expertise and commercial infrastructure to maximize profitable brand growth. Manufacturers choose the relationship which best meets their strategic and financial objectives, ranging from individual or bundled service agreements to broader commercial partnerships.

For more information, visit the Company's website at www.pdi-inc.com.

Forward Looking Statement

This press release contains forward-looking statements regarding the timing and financial impact of the Company's ability to implement its business plan, expected revenues, finalization of contract negotiations, earnings per share and success during 2003. These statements involve a number of risks and uncertainties and are based on assumptions involving judgments with respect to future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond PDI's control. Some of the important factors that could cause actual results to differ materially from those indicated by the forward-looking statements are general economic conditions, changes in our operating expenses, adverse patent rulings, FDA or legal developments, competitive pressures, failure to meet performance benchmarks in significant contracts, changes in customer and market requirements and standards, and the risk factors detailed from time to time in PDI's periodic filings with the Securities and Exchange Commission, including without limitation, PDI's Annual Report on Form 10-K for the year ended December 31, 2002, and PDI's periodic reports on Forms 10-Q and 8-K filed with the Securities and Exchange Commission since January 1, 2003 . The forward looking-statements in this press release are based upon management's reasonable belief as of the date hereof. PDI undertakes no obligation to revise or update publicly any forward-looking statements for any reason.


Page 3                                                 Structure/Strategy/Vision

                                    PDI, INC.
                           CONSOLIDATED BALANCE SHEETS
                        (in thousands, except share data)
                                   (unaudited)

                                                                              September 30,      December 31,
                                                                                   2003              2002
                                                                              -------------      ------------
                           ASSETS
Current assets:
   Cash and cash equivalents ...........................................        $  99,125         $  66,827
   Short-term investments ..............................................            1,697             5,834
   Inventory, net of obsolescence reserve of $835 and $0 as of
     September 30, 2003 and December 31, 2002, respectively ............              174               646
   Accounts receivable, net of allowance for doubtful accounts of
       $1,328 and $1,063 as of September 30, 2003 and December
       31, 2002, respectively ..........................................           37,700            40,729
   Unbilled costs and accrued profits on contracts in progress .........            4,466             3,360
   Deferred training ...................................................            1,703             1,106
   Prepaid income tax ..................................................               --            18,856
   Other current assets ................................................            7,853             4,804
   Deferred tax asset ..................................................            7,420             7,420
                                                                                ---------         ---------
Total current assets ...................................................          160,138           149,582

Net property and equipment .............................................           15,809            18,295
Deferred tax asset .....................................................            7,820             7,820
Goodwill ...............................................................           11,132            11,132
Other intangible assets ................................................            1,801             2,261
Other long-term assets .................................................            1,709             1,849
                                                                                ---------         ---------
Total assets ...........................................................        $ 198,409         $ 190,939
                                                                                =========         =========

            LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable ....................................................        $   5,164         $   5,374
   Accrued returns, rebates and sales discounts ........................           10,767            16,500
   Accrued incentives ..................................................           17,004            11,758
   Accrued salaries and wages ..........................................            8,425             6,617
   Unearned contract revenue ...........................................            8,673             9,473
   Restructuring accruals ..............................................              474             4,699
   Other accrued expenses ..............................................           15,301            13,307
                                                                                ---------         ---------
Total current liabilities ..............................................           65,808            67,728
                                                                                ---------         ---------
Total liabilities ......................................................        $  65,808         $  67,728
                                                                                ---------         ---------

Stockholders' equity:
   Common stock, $.01 par value, 100,000,000 shares authorized:
     shares issued and outstanding, September 30, 2003 - 14,259,203,
     December 31, 2002 - 14,165,880; restricted shares issued and outstanding at September 30, 2003 - 141,770, December 31, 2002
     - 44,325 ..........................................................        $     144         $     142
   Preferred stock, $.01 par value, 5,000,000 shares authorized, no
     shares issued and outstanding .....................................               --                --
Additional paid-in capital (includes restricted shares of $2,253 and
   $1,547 at September 30, 2003 and December 31, 2002, respectively) ...          108,264           106,673
Retained earnings ......................................................           25,019            17,247
Accumulated other comprehensive income (loss) ..........................               43              (100)
Unamortized compensation costs .........................................             (759)             (641)
Treasury stock, at cost: 5,000 shares ..................................             (110)             (110)
                                                                                ---------         ---------
Total stockholders' equity .............................................          132,601           123,211
                                                                                ---------         ---------
Total liabilities & stockholders' equity ...............................        $ 198,409         $ 190,939
                                                                                =========         =========


Page 4                                                 Structure/Strategy/Vision

                                    PDI, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (unaudited)

                                                                           Three Months Ended             Nine Months Ended
                                                                              September 30,                 September 30,
                                                                          ---------------------       -------------------------
                                                                            2003         2002           2003            2002
                                                                          -------      --------       ---------       ---------
Revenue
   Service, net ....................................................      $86,200      $ 64,353       $ 224,888       $ 198,546
   Product, net ....................................................           81           215             197           6,438
                                                                          -------      --------       ---------       ---------
      Total revenue, net ...........................................       86,281        64,568         225,085         204,984
                                                                          -------      --------       ---------       ---------
Cost of goods and services
   Program expenses (including related party amounts of $653
     and $4 for the quarters ended September 30, 2003 and 2002, respectively and $1,287 and $109 for the nine months ended
     September 30, 2003 and 2002, respectively) ....................       61,815        67,475         162,004         200,473
   Cost of goods sold ..............................................          952            --           1,097              --
                                                                          -------      --------       ---------       ---------
      Total cost of goods and services .............................       62,767        67,475         163,101         200,473
                                                                          -------      --------       ---------       ---------

Gross profit (loss) ................................................       23,514        (2,907)         61,984           4,511

Compensation expense ...............................................        9,297         9,157          27,294          26,210
Other selling, general and administrative expenses .................        7,676         9,433          20,714          19,207
Restructuring  and other related expenses ..........................           --           972            (270)            972
Litigation settlement ..............................................           --            --           2,100              --
                                                                          -------      --------       ---------       ---------
   Total operating expenses ........................................       16,973        19,562          49,838          46,389
                                                                          -------      --------       ---------       ---------
Operating income (loss) ............................................        6,541       (22,469)         12,146         (41,878)
Other income, net ..................................................          246           459             741           1,704
                                                                          -------      --------       ---------       ---------
Income (loss) before provision for taxes ...........................        6,787       (22,010)         12,887         (40,174)
Provision (benefit) for income taxes ...............................        2,605        (7,696)          5,115         (14,403)
                                                                          -------      --------       ---------       ---------
Net income (loss) ..................................................      $ 4,182      $(14,314)      $   7,772       $ (25,771)
                                                                          =======      ========       =========       =========

Basic net income (loss) per share ..................................      $  0.29      $  (1.02)      $    0.55       $   (1.84)
                                                                          =======      ========       =========       =========
Diluted net income (loss) per share ................................      $  0.29      $  (1.02)      $    0.54       $   (1.84)
                                                                          =======      ========       =========       =========

Basic weighted average number of shares outstanding ................       14,252        14,063          14,202          14,012
                                                                          =======      ========       =========       =========
Diluted weighted average number of shares outstanding ..............       14,543        14,063          14,349          14,012
                                                                          =======      ========       =========       =========



Page 5                                                 Structure/Strategy/Vision